                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report  (Date of Earliest Event Reported)   December 23, 1997
                                                         -----------------



                          BOSTON LIFE SCIENCES, INC.
                          --------------------------
            (Exact name of registrant as specified in its charter)


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



          Delaware                    0-6533              87-0277826
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(State or other jurisdiction of     (Commission         (I.R.S. Employer
 incorporation or organization)      File No.)         Identification No.)


31 Newbury Street, Suite 300
Boston, Massachusetts                                        02116
----------------------------                            -----------------
(Address of principal                                       Zip Code
 executive offices)
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Registrant's telephone number, including area code  (617) 425-0200
                                                    --------------
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Item 5.      Other Events.
             -------------


Boston Life Sciences, Inc. announced that its collaborating scientists have discovered in preclinical animal models and other laboratory tests that a heretofore unrecognized natural small molecule appeared to strongly stimulate axonal regeneration in nerve cells of the Central Nervous System (CNS). This molecule is the second apparent CNS axonal growth factor identified as part of the Company's CNS nerve regeneration discovery program.


The Company believes that this new work demonstrates that neurons in the CNS may be actually capable of regenerating axonal connections between cells in response to certain endogenous growth factors in mammals. The Company's two nerve regeneration compounds are being studied in spinal cord injury models. If successful, the Company hopes to file an Investigational New Drug (IND) application for one or both compounds as soon as possible.

BLSI is developing novel treatments for cancer, autoimmune diseases, and central nervous system disorders.


Item 7.      Exhibits.
             --------

     The following Exhibits are filed as part of this report on Form 8-K:

     99.1           Press Release, dated December 23, 1997.
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                          BOSTON LIFE SCIENCES, INC.

Dated: December 29, 1997  By:/s/ Joseph Hernon
                             -----------------
                             Joseph Hernon
                             Chief Financial Officer
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                          BOSTON LIFE SCIENCES, INC.

                          CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX


Exhibit No.                                                           Page
-----------                                                           ----

99.1                Press Release, dated December 23, 1997             5